THIS FORM HAS BEEN APPROVED BY THE FLORIDA
ASSOCIATION OF REALTORS(R) AND THE FLORIDA BAR

CONTRACT FOR SALE AND PURCHASE

PARTIES: Universal Asset Recovery, Inc. ("Seller"), and Soloman Lam ("Buyer") hereby agree that Seller shall sell and Buyer shall buy the following described Real Property and Personal Property (collectively "Property") pursuant to the terms and conditions of this Contract for Sale and Purchase and any riders and addenda ("Contract"):

I.                DESCRIPTION:

(a)      Legal description of the Real Property located in PB County, Florida:
         Sun Glades Estates [ILLEGIBLE]


(b)      Street Address, city, zip, of the Property is: 50th Street (South
         Road), Wellington


(c) Personal Property includes existing range, refrigerator, dishwasher, ceiling fans, light fixtures, and window treatments unless specifically excluded below:

         Other items included are: vacant land


         Items of Personal Property (and leased items, if any) excluded are:


II.      PURCHASE PRICE (U.S. CURRENCY):...............................................$55,000.
     PAYMENT:

         (a)      Deposit held in escrow by Illustrated Properties (Escrow
                  Agent) in the amount of..............................................$1,000.


         (b)      Additional escrow deposit to be made to Escrow Agent within
                  _____ days after Effective Date (see Paragraph III) in the amount of ...........................................................$N/A


         (c)      Assumption of existing mortgage in good standing (see
                  Paragraph IV(c)) having an approximate value of......................$N/A



         (d)      New mortgage financing with a Lender (see Paragraph IV(b)) in the amount of .......................................................$N/A



         (e)      Purchase money mortgage and note to Seller (See Paragraph
                  IV(d)) in the amount of..............................................$N/A


         (f)      Other: ..............................................................$N/A


         (g)      Balance to close by cash or LOCALLY DRAWN cashier's or
                  official bank check(s), subject to adjustments or prorations.........$54,000.00


III.     TIME FOR ACCEPTANCE OF OFFER AND COUNTEROFFERS; EFFECTIVE DATE:

         (a) If this offer is not executed by and delivered to all parties OR FACT OF EXECUTION communicated in writing between the parties on or before 12-22-01, the deposit(s) will, at Buyer's option, be returned and this offer withdrawn.

         UNLESS OTHERWISE STATED, THE TIME FOR ACCEPTANCE OF ANY COUNTEROFFERS SHALL BE 2 DAYS FROM THE DATE THE COUNTEROFFER IS DELIVERED.

         (b) The date of Contract ("Effective Date") will be the date when the last one of the Buyer and Seller has signed or initiated this offer or the final counteroffer. If such date is not otherwise set forth in this Contract, then the "Effective Date" shall be the date determined above for acceptance of this offer or, if applicable, the final counteroffer.

IV.   FINANCING:

      [ILLEGIBLE NOTATION]

         []       (a)      This is a cash transaction with no contingencies for
                           financing;

         []       (b)      This Contract is contingent on Buyer obtaining
                           approval of a loan ("Loan Approval") within _____ days after Effective Date for (CHECK ONLY ONE): [] a fixed; [] an adjustable; or [] a fixed or adjustable rate loan in the principal amount of $___________________, at an initial interest rate not to exceed %, discount and origination fees not to exceed % of principal amount, and for a term of _____ years. Buyer will make application within _____ days
                           (if blank, then 5 days) after Effective Date and use reasonable diligence to obtain Loan Approval and, thereafter, to satisfy terms and conditions of the Loan Approval and close the loan. Buyer shall pay all loan expenses. If Buyer fails to obtain a Loan
                           Approval or fails to waive Buyer's rights under this subparagraph within the time for obtaining Loan
                           Approval or, after diligent, good faith effort, fails to meet the terms and conditions of the Loan Approval by Closing, then either party thereunder, by written notice to the other, may cancel this Contract and Buyer shall be refunded the deposit(s);

         []       (c)      Assumption of existing mortgage (see rider for
                           terms); or

         []       (d)      Seller financing (see Standard B and riders; addenda;
                           or special clauses for terms).

V.       TITLE EVIDENCE: At least _____ days (if blank, then 5 days) before
         Closing:

         x (a) Title insurance commitment with legible copies of instruments listed as exceptions thereto ("Title Commitment") and, after Closing, an owner's policy of title insurance (see Standard A for terms); or []
         (b) Abstract of title or other evidence of title (see rider for terms), shall be obtained by (CHECK ONLY ONE): Buyer x (1) Seller, at Seller's expense and delivered to Buyer or Buyer's attorney; or [] (2) Buyer at Buyer's expense.

VI. CLOSING DATE: This transaction shall be closed and the closing documents delivered on 2/15/02 ("Closing"), unless modified by other provisions of this Contract. If Buyer is unable to obtain Hazard, Wind, Flood, or Homeowners' insurance at a reasonable rate due to extreme weather conditions, Buyer may delay Closing for up to 5 days after such coverage becomes available.

VII. RESTRICTIONS; EASEMENTS; LIMITATIONS: Seller shall convey marketable title subject to: comprehensive land use plans, zoning, restrictions, prohibitions and other requirements imposed by governmental authority; restrictions and matters appearing on the plat or otherwise common to the subdivision; outstanding oil, gas and mineral rights of record without right of entry; unplatted public utility easements of record (located contiguous to real property lines and not more than 10 feet in width as to the rear or front lines and 7 1/2 feet in width as to the side lines); taxes for year of Closing and subsequent years; and assumed mortgages and purchase money mortgages, if any (if additional items, see addendum); provided, that there exists at Closing no violation of the foregoing and none prevent use of the Property for agricultural/res purpose(s).

VIII. OCCUPANCY: Seller shall deliver occupancy of Property to Buyer at the time of closing unless otherwise stated herein. If Property is intended to be rented or occupied beyond Closing, the fact and terms thereof an d the tenant(s) or occupants shall be disclosed pursuant to Standard F. If occupancy is to be delivered before Closing, Buyer assumes all risks of loss to Property from date of occupancy, shall be responsible and liable for maintenance from that date, and shall be deemed to have accepted Property in its existing condition as of time and taking occupancy.

IX. TYPEWRITTEN OR HANDWRITTEN PROVISIONS: Typewritten or handwritten provisions, riders and addenda shall control all printed provisions of this Contract in conflict with them.

X. ASSIGNABILITY: (CHECK ONLY ONE): Buyer [] may assign and thereby be released from any further liability under this Contract; [] may assign but not be released from liability under this Contract; or x may not assign this Contract.

XI       DISCLOSURES:

         (a) [] CHECK HERE if the Property is subject to a special assessment lien imposed by a public body payable in installments which continue beyond Closing and, if so, specify who shall pay amounts due after Closing: [] Seller [] Buyer [] Other (see addendum).

         (b) Radon is a naturally occurring radioactive gas that when accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon testing may be obtained from your County Public Health unit.

         (c) Buyer acknowledges receipt of the Florida Building Energy-Efficiency Rating System Brochure.

         (d) If the real property includes pre-1978b residential housing then a lead-based paint rider is mandatory.

         (e) If Seller is a "foreign person" as defined by the Foreign Investment in Real Property Tax Act, the parties shall comply with that Act.

         (f) If Buyer will be obligated to be a member of a homeowners' association, BUYER SHOULD NOT EXECUTE THIS CONTRACT UNTIL BUYER HAS RECEIVED AND READ THE HOMEOWNERS' ASSOCIATION DISCLOSURE.

XII. MAXIMUM REPAIR COSTS: Seller shall not be responsible for payments in excess of:

         (a) $___N/A__________________ for treatment and repair under Standard D (if blank, then 2% of the Purchase Price).

         (b) $___N/A__________________ for repair and replacement under Standard N not caused by Wood Destroying Organisms (if blank, then 3% of the Purchase Price).

XIII. RIDERS: RIDERS; ADDENDA; SPECIAL CLAUSES: CHECK those riders which are applicable AND are attached to this Contract:

      []   CONDOMINIUM                               []   VA/FHA           []  HOMEOWNERS' ASSN.

      []   COASTAL CONSTRUCTION CONTROL LINE         []  INSULATION        []   "AS IS"

      []   Other Comprehensive Rider Provisions      []   Addenda          []   LEAD-BASED PAINT

         Special Clause(s):
         Vacant land addendum

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

XIV. STANDARDS FOR REAL ESTATE TRANSACTIONS (STANDARDS"): Buyer and Seller acknowledge receipt of a copy of Standards A through; W on the reserve side or attached, which are incorporated as part of this Contract.

         THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY
          UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.

      THIS FORM HAS BEEN APPROVED BY THE FLORIDA ASSOCIATION OF REALTORS(R)
                              AND THE FLORIDA BAR.

         Approval does not constitute an opinion that any of the terms and conditions in this Contract should be accepted by the parties in a particular transaction.

         Terms and conditions should be negotiated based upon the respective interests, objectives and bargaining positions of all interested persons.


/s/Soloman Lam                              12/20/2001        /s/Universal Asset Recovery, Inc.         12/24/2001
------------------------------------        ----------        -----------------------------------       -----------

---------------------------------------------------------------------------------------------------------------------------
(Buyer)                                     (Date)            (Seller)                                           (Date)

---------------------------------------------------------------------------------------------------------------------------

                                                              [/S/ ILLEGIBLE], President
------------------------------------        ---------         --------------------------------------------       ----------
(Buyer)                                     (Date)            (Seller)                                           (Date)

---------------------------------------------------------------------------------------------------------------------------
Buyers' address for purposes of notice                        Sellers' address for purposes of notice

---------------------------------------------------------------------------------------------------------------------------
                                    Phone                                                                 Phone
------------------------------------                          --------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Deposit under Paragraph II(a) received (Checks are subject to clearance.):                       (Escrow Agent)
                                                                             --------------------


BROKERS: The brokers named below, including listing and cooperating brokers, are the only brokers entitled to compensation in connection with this Contract:

Name:  Illustrated Properties                     South Fields Realty
       -------------------------------            ------------------------------
       COOPERATING BROKERS, IF ANY                LISTING BROKER

ILLUSTRATED PROPERTIES
    REAL ESTATE, INC.



                              VACANT LAND ADDENDUM


Addendum to contract dated 12/20/01 between Universal Asset Recovery, Inc.,
SELLER

And Soloman Lam BUYER concerning property located at 50th St. (South Rd.) Wellington the undersigned BUYER and SELLER hereby agree to the following:

1. The parties acknowledge that the details of the intended use of the property, and the improvements to be constructed thereon, are best known to the Buyer. Accordingly, neither the Seller nor the Broker make any representations or warranties whatsoever (except for the general use designation in paragraph VII and the warranty in Standard W) that the Buyer may use the property for a specific purpose or may construct any specific improvements on the property. The Buyer shall be solely responsible for determining that the property can be used for Buyers specific needs. Buyers shall have _____________ days (14 days if t his blank is not filled in) from the Effective Date hereof to make those determinations, INCLUDING BUT NOT LIMITED TO BUILDING, ZONING, CONCURRENCY, UTILITIES, WETLANDS PROTECTION, HAZARDOUS SUBSTANCES AND SOIL CONDITION. Buyer shall have the right of access to the property to conduct such inspections or tests as Buyer deems necessary to make said determinations and Buyer shall indemnify and hold harmless Seller from any and all damages resulting therefrom. If Buyer has not notified Seller in writing within said time, then it shall be conclusively presumed that the property is acceptable. In the event the Buyer finds the property unusable for Buyers intended use and notifies Seller in writing within said time period then the contract shall terminate and Buyer shall be refunded all deposits. All notifications hereunder shall be deemed made when sent by certified mail, return receipt requested.

2. Further, the parties hereby agree that it shall be the responsibility of the Seller to obtain at their expense, the release of any sub-surface exploration rights or a non-use commitment from any third party holding sub-surface rights.


Date:    12/24/2001                                  Date:  12/20/2001
     --------------                                       ------------

Universal Asset Recovery Inc.
[/S/ ILLEGIBLE], President                           /s/      Soloman Lam
--------------------------------------------         ---------------------------
         Seller                                               Buyer



--------------------------------------------         ---------------------------
         Seller                                               Buyer